Segmented Information	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segmented Information
17.	SEGMENTED INFORMATION
The Company operates as a single reportable s
egm
ent with the CODM being the Company’s Chief Executive Officer who manages the Company’s operations on a consolidated basis. The accounting policies of the segment are the same as those described in the summary of significant accounting policies.
As the Company does not currently generate revenue, the CODM assesses Company performance through the achievement of pre-clinical
and clinical research goals while evaluating the Company’s performance and allocates resources to the operations of the Company on a total company basis. This enables the CEO to assess the overall level of resources available and how to best deploy these resources.
The CODM uses net loss to monitor budget versus actual results and to analyze cash flows in assessing performance of the segment and allocating resources. The measure of segment assets is reported on the consolidated balance sheet as total consolidated assets, with a majority of these assets located in Canada.

The following table presents information about significant segment expenses and segment loss:

Year ended December 31,	2025	2024
Direct external research and development costs
EP-104IAR	$231,403	$2,945,435
EP-104GI	9,111,958	5,156,725
Pre-clinical	3,305,157	2,264,151
Salaries and benefits	8,932,979	7,274,742
Share based payments	8,756,107	3,223,464
Other Research and Development expenses	1,337,747	428,673
Other General and Administrative expenses	6,758,688	5,710,221

Total segment expenses	38,434,039	27,003,411
Reconciling items:
Interest income	1,412,516	1,159,943
Interest expense	—	(603,573)
Gain (loss) on sale of equipment	(2,562)	18,611
Foreign exchange gain (loss)	(1,562,476)	(159,214)
Convertible debt costs	—	(355,582)
Change in fair value of financial instruments	—	1,200,541
Tax expense	(19,091)	(1,804)

Net loss for the year	$(38,605,652)	$(25,744,489)